SECURITIES AND EXCHANGE COMMISSION


                     Washington, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported):  December 6, 1994



               JAMES RIVER CORPORATION OF VIRGINIA
     (Exact name of registrant as specified in its charter)


                            Virginia
         (State or other jurisdiction of incorporation)


            1-7911                           54-0848173
   (Commission File Number)     (IRS Employer Identification Number)


          120 Tredegar Street, Richmond, Virginia 23219
  (Address of principal executive offices, including zip code)


 Registrant's telephone number, including area code:  (804) 644-5411

Item 5.   Other Events.

(a) On January 16, 1995, James River Corporation of Virginia ("James River") published a press release announcing that results for its fourth quarter which ended December 25, 1994, are expected to be below the consensus expectations of security analysts. Definitive fourth quarter results are scheduled to be released on January 25, 1995.

(b)  Updating  an  event reported on Form 8-K  dated  August  22,
     1994, James River and the Inlandboatman's Union of the Columbia River Region reached a contract agreement on December 6, 1994, settling a strike at James River's Western Transportation facilities. Normal operations have resumed at these facilities.

Item 7.   Financial Statements and Exhibits

(c)  Exhibits:

       99 Press release dated January 16, 1995, published by the registrant -- filed herewith.

                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              JAMES RIVER CORPORATION OF VIRGINIA



                              By: /s/ James R. Hudson, Jr.
                                      James R. Hudson, Jr.
                                      Vice President, Corporate Controller



Date:    January 18, 1995